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                       [LETTERHEAD FOR DELOITTE & TOUCHE]

                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-66065 of Restoration Hardware, Inc. on Form S-8 of our report dated April 27, 1999, appearing in this Annual Report on Form 10-K of Restoration Hardware, Inc. for the year ended January 30, 1999.


DELOITTE & TOUCHE LLP


San Francisco, California
April 28, 1999